Exhibit 10.1

WARRANT PURCHASE AGREEMENT

This Warrant Purchase Agreement (this "Agreement") is made and entered into as of the 25 day of May, 2007, by and between CYBERLUX CORPORATION, a Nevada corporation, (“Seller”) DEUTSCHE BANK AG (the “Purchaser”), All of the foregoing collectively referred to as the “Parties.”

WHEREAS, The Seller owns warrants entitling the Purchaser to purchase 100,000,000 of shares of Common Stock from the Seller the Purchaser, set forth opposite such Seller's name in Exhibit A (collectively the “Warrant Stock”);

WHEREAS, Seller desires to sell the Warrants to the Purchaser, pursuant to the terms and conditions contained herein;

WHEREAS, the purchase price for the Warrants will be $150,000 (the "Warrant Purchase Price”);

NOW THEREFORE, in consideration of the mutual covenants, agreements, conditions, representations, and warranties contained in this Agreement, the Purchaser and Seller hereby agree as follows:

1.	PURCHASE AND SALE OF WARRANTS.

(a) Subject to the terms and conditions of this Agreement, at the Closing (as defined below, the Seller hereby agrees to sell to Purchaser and the Purchaser hereby agrees to purchase from Seller, all right, title and interest in and to the Warrants in consideration for the Warrant Purchase Price.

(b) Subject to all the terms and conditions of this Agreement, in payment for the Warrants, Purchaser shall deliver to Seller at the Closing, by means of a bank wire transfer, the amount indicated on Exhibit A set opposite the name of
Seller. This consideration shall be payment in full for all of the Warrants.

(c) The purchase and sale of the Warrants shall be held at the offices of the John W. Ringo, Attorney at Law, 241 Lamplighter Lane, Marietta, Georgia 30067 within two business days of the execution hereof (the “Closing Date”) , or at such other place, time and date as Seller and Purchaser shall mutually agree. At the Closing, the Seller shall deliver to Purchaser, the certificates representing the Warrants, and Purchaser shall deliver to the Seller the Warrant Purchase Price to the escrow account of John W. Ringo, Attorney at Law in order to complete the transaction. (Wiring instructions are indicated on Exhibit A.

2.  REPRESENTATIONS AND WARRANTIES OF THE SELLER

The Seller hereby represents and warrants to the Purchaser that the statements contained in this Section 2 are correct and complete as of the date of this Agreement and shall correct and complete as of the Closing Date with respect to of the Seller as follows:

2.1 AUTHORIZATION OF TRANSACTIONS. Seller has full power and authority to execute and deliver this Agreement and to perform execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of Seller, enforceable in accordance with its terms and conditions. Seller need not give any notice to, make any filing with, or obtain, any authorization, consent or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

2.2 WARRANTS. The Seller hold of record and own beneficially the Warrants for the number of shares of common stock purchasable under the Warrants, set forth opposite such Seller’s name in Exhibit A, free and clear of any restrictions on transfer (other than restrictions under the Securities Act and State securities laws), taxes, security interests, purchase rights, contracts, commitments, claims, liens, charges, pledges, encumbrances and demands of any kind or nature whatsoever
.
3. REPRESENTATIONS AND WARRANTIES OF PURCHASER

The Purchaser represents and warrants to the Seller that the, statements contained in the Section 3 are correct and complete as of the date hereof and will correct and complete as of the Closing Date as follows:

AUTHORITY. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The purchaser has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and thereby. All corporate acts and other proceedings required to be taken by the Purchaser to authorize the execution, delivery and performance of the Agreement and the consummation of the transactions contemplated hereby and thereby have been duly and properly taken. This Agreement has been duly executed and delivered by the Purchaser and constitutes a valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms.

4. CONDITIONS OF CLOSING.

4.1 The following shall be conditions precedent to the Purchaser’s obligations hereunder, and shall be accomplished at or before the Closing:

(a) the representations and warranties set forth in Section 2 above shall be true and correct in all material respects at and as of the Closing Date;

(b) execution and delivery of this Agreement by the Seller; and

(c) assignment and delivery of the Warrant Stock to the Purchaser.

4.2 The following shall be conditions precedent to the Seller’ obligations hereunder, and shall be accomplished on or before the Closing:

(a) the representations and warranties set forth in Section 3 above shall be true and correct in all material respects at and as of the Closing Date; and

(b) execution and delivery of this Agreement by the Purchaser; and

(c) payment of the Warrant Purchase Price to the Seller by the Purchaser.

5. MISCELLANEOUS PROVISIONS.

5.1 MODIFICATIONS AND WAIVERS. This Agreement may not be amended or modified, nor may the rights of any party hereunder be waived, except by a written document that is executed by the Parties.

5.2 NOTICES. Any notice, request, consent, or other communication hereunder shall be in writing, and shall be sent by one of the following means: (i) by registered or certified first class mail, postage prepaid; (ii) by facsimile transmission; (iii) by reputable overnight courier service; or (iv) by personal delivery, and shall be properly addressed as follows:

If to the Seller, to:	Cyberlux Corporation
4625 Creekstone Drive
Suite 130
Durham, NC 27703
Attention: Donald F. Evans
Chief Executive Officer
Facsimile: (919) 474-9712

If to the Purchaser, to:	To Purchaser as set forth on Exhibit A

or to such other address or addresses as the Seller or Purchaser shall hereafter designate to the other party in writing

5. 3 ENTIRE AGREEMENT. This Agreement, including the Exhibits hereto, constitutes the entire agreement between the Parties hereto in relation to the matters contemplated hereby. Any prior written or oral negotiations, correspondence, or understandings relating to the matters contemplated hereby shall be superseded by this Agreement and shall have no force or effect.

5, 4 FURTHER ASSURANCES. Each Party hereby agrees to take all actions, and execute all documents and instruments as either Party deems reasonably necessary or appropriate to give effect to this Agreement.

5.5 SEVERABILITY. If any provision which is not essential to the effectuation of the basic purpose of the Agreement is determined by a court of competent jurisdiction to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of the remaining provisions of this Agreement’

5.6 HEADINGS. The headings of the Sections of this Agreement are inserted for convenience of reference only and shall not affect the construction or interpretation of any provisions hereof.

5.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

5.8 GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of Nevada without regard to the law of conflict of laws.

(Signature page follows)

IN WITNESS WHEREOF, the undersigned Purchaser and the Seller have caused this Agreement to be duly executed as of the date first above written.

CYBERLUX CORPORATION

/s/ DONALD F. EVANS
Donald F. Evans
Chief Executive Officer

DEUTSCHE BANK AG

/s/ GEORGE PAN
George Pan
Managing Director

EXHIBIT A

CYBERLUX CORPORATION

RESIDENCE: Nevada

ADDRESS:	Cyberlux Corporation
4625 Creekstone Drive
Suite 130
Durham, NC 27703
Facsimile: (919) 474-9712

Number of Warrants:	100,000,000
Aggregate Sale Price	$150,000

DEUTSCHE BANK AG
60 Wall Street
New York, NY 10005
Facsimile: (212) 797-0275